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                                                                   EXHIBIT 10.31

                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is made effective as of the 5th of February, 1999, by and between DIGITAL TRANSMISSION SYSTEMS, INC., a Delaware corporation, (the "Secured Party"), and SOUTHTECH, INC., a Georgia corporation (the "Debtor"), collectively referred to as the "parties', who agree as follows:

DEBT AND COLLATERAL. The Debtor grants to the Secured Party a security interest in the Collateral as described on the attached Exhibit "A", which are collectively described as the "Assets" in the Promissory Note, dated on the even date herewith with SOUTHTECH, INC, as MAKER, ("the Note"), together with all proceeds thereof, until full payment of the Promissory Note is made to the order of the Secured Party. The Obligation for payment as described herein shall be secured by the Collateral held by the Debtor or its licensee at any of its places of business. Debtor agrees to execute any and all documents requested by Secured Party to perfect its secured interest, including financing statements and UCC-I filings, and in default thereof appoints Secured Party Attorney-in-Fact to execute such documents.

RISK OF LOSS. The Collateral is to remain in the possession of the Debtor or its licensee, at all times, at the Debtor's risk of loss or destruction. The possession by the Debtor or its licensee shall continue as long as the provisions of this Security Agreement are observed.

RELEASE OF DEBTOR. No transfer, renewal, extension, or assignment of this Security Agreement or any interest hereunder, and no loss, damage or destruction of the Collateral, shall release the Debtor from the Obligations described herein. Debtor shall be released from all security interests and corresponding lien of the Secured Party upon complete satisfaction of the Obligation.

USE OF COLLATERAL. The Debtor or its licensee shall at all times keep the Collateral free of all taxes, liens and encumbrances, and any sums of money that may be paid by the Secured Party in release or discharge thereof shall be payable on demand as an additional part of the Obligation secured hereby. The Debtor or its licensee shall not use the collateral in any manner other than in the ordinary course of business. The Debtor or its licensee shall not pledge, loan, grant or create any other additional security interest in the Collateral until the Obligations described herein have been discharged, and shall not transfer or otherwise dispose of the Collateral except as provided in this Agreement. The Secured Party shall have the right to inspect the Collateral at any reasonable time or times during the continuance of this Agreement.

SALE OR LICENSING OF COLLATERAL IN ORDINARY COURSE OF BUSINESS. Debtor may sell or license the Collateral in the ordinary course of business; provided, however that any and all proceeds generated by the sale or licensing of the Collateral, in whatever form, shall be fully and faithfully accounted for.



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 DEFAULT. (a) Should Debtor default in the prompt payment of any Obligation or in the due performance of or compliance with any of the terms, provisions or conditions of this Agreement, the Note, or any other document executed in connection therewith (collectively "Security Documents") or a proceeding in bankruptcy, insolvency, receivership or reorganization is instituted by or against the Debtor or its property or the business of the Debtor is in any way liquidated, or the Secured Party reasonably deems itself insecure of the Collateral or any part thereof is in danger of loss, misuse, seizure, or confiscation, the Secured Party shall have all the rights and remedies provided in the Uniform Commercial Code in force in the State of Georgia at the date of execution of this Security Agreement. The Secured Party or any Sheriff or other officer of the law may take immediate possession of the Collateral, including any attachments or accessories thereto, without demand or further notice and without legal process. (b) Notwithstanding anything contained herein to the contrary, payment for any principal and interest shall be due and payable in accordance with the terms of the Note. Failure of Debtor to pay after the applicable cure period to pay expires, pursuant to said terms, shall constitute a material default hereunder and all rights and remedies accorded Secured Party within this Agreement, at law and in equity shall be available.

 ATTORNEYS FEES. In the event of repossession of the Collateral, the Secured Party shall have such rights and remedies as provided and permitted by law for the purpose of recovering and disposing of the Collateral. The Debtor shall pay all attorneys fees and legal expenses incurred by the Secured Party in the event repossession of the Collateral is required.

 GOVERNING LAW/VENUE. This Agreement shall be construed and governed in accordance with the laws of the State of Georgia and venue shall be in Gwinnett County, Georgia.

 BINDING EFFECT This Agreement shall be binding upon the parties, their heirs, executors, personal representatives, successors or assigns, where permitted.

 ENTIRE AGREEMENT. This Agreement is the entire agreement between Debtor and Secured Party. No addition, alteration, modification hereto and no waiver of any of the provisions hereof shall be valid unless made in writing and executed by Debtor and Secured Party.



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 IN WITNESS WHEREOF, this Security Agreement was signed and executed on this
 12th day of February, 1999.

 Attest:                           DIGITAL TRANSMISSION SYSTEMS, INC
                                   A Delaware corporation

 /s/
 ---------------------------
 Secretary (Seal)
                                   /s/
                                   -------------------------------------
                                   President & CEO




 Attest:                           SOUTHTECH, INC,
                                   A Georgia corporation

 /s/
 ---------------------------
 Secretary( (Seal)
                                   /s/
                                   --------------------------------------
                                   President



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                                   EXHIBIT "A"



 The term "Assets" shall include:

 Assets.

 (a) All furniture, fixtures, equipment, inventory, stock in trade, accounts receivable, contract rights and any other personal property owned by Debtor, tangible or intangible.

 (b) All accessions to, substitutions for, and all replacement of, products and cash and non-cash proceeds of (a) above.